SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

         February 10th, 2003

Entheos Technologies, Inc.

(Exact name of registrant as specified in its charter)

Nevada

0-30456

98-0170247

(State or other jurisdiction of incorporation)

       (Commission File Number)

    (IRS Employer Identification Number)

1628 West 1st Avenue, Suite 216, Vancouver, British Columbia

V6J 1G1

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code:   (604) 659-5005

ITEM 1. Changes in Control of Registrant.

None.

ITEM 2.  Acquisition or Disposition of Assets.

None.

ITEM 3. Bankruptcy or Receivership.

None.

ITEM 4.  Changes in Registrant’s Certifying Accountant.

None.

ITEM 5.  Other Events.

At a Board of Directors meeting held on February 10th, 2003, the Company’s Board of Directors agreed to pay a severance package consisting of $50,000 and 170,000 stock options, which were established on December 20th, 2002, to Mr. Kesar S. Dhaliwal, who resigned on February 10th, 2003, after serving as a Director and the Company’s President since May 14th, 1999.

At the same meeting, the Board of Directors agreed to establish 5,000 stock options at an exercise price of $0.51 per share, which was the closing price of the Company’s common shares on January 24th, 2003, for Mr. Stanley D. Wong, the Company’s newly appointed Director and President. The terms and conditions, such as expiration dates and vesting periods of the 5,000 stock options, which are out of the 20,000,000 common shares reserved for issuance under the Company’s 2001 Stock Option Plan, approved by shareholders on July 12th, 2001, will be agreed to and defined in an individual Incentive Stock Option Agreement.

ITEM 6.  Resignations of Registrant’s Director’s

At a Board of Directors meeting held on February 10th, 2003, Mr. Kesar S. Dhaliwal tendered his resignation as the Company’s President and as a Director, a position he has had held since May 14th, 1999. During the same meeting, the Board of Directors approved and authorized the appointment of Mr. Stanley D. Wong as a Director and as the Company’s new President.

Mr. Wong, age 33, has had extensive experience in sales and marketing in the financial services sector. After graduating from Simon Fraser University with a Bachelors of Arts degree in 1996, Mr. Wong joined Vancouver City Savings Union as a Financial Services Officer, a position he held until 2001. Vancouver City Savings Union is Canada’s largest credit union, with C$7.5 billion in assets. Since 2001 to present, Mr. Wong has been with the Canadian Imperial Bank of Commerce as a Financial Advisor specializing in wealth management and financial planning.

ITEM 7.  Financial Statements and Exhibits.

The following exhibits are furnished as part of this report:

Exhibit 99.1 – Statement of Principal Executive Officer

Exhibit 99.2 – Statement of Principal Financial Officer

ITEM 8.  Change in Fiscal Year.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTHEOS TECHNOLOGIES, INC.

By:/s/ Stanley D. Wong

Stanley D. Wong, President

Date: February 10th, 2003

EXHIBIT 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Stanley D. Wong, state and attest that:

(1) I am the President of Entheos Technologies, Inc. (the "issuer").

(2) Accompanying this certification is the Form 8-K, a periodic report (the "periodic report") filed by the issuer with the Securities Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), which contains financial statements.

(3) I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

A. the periodic report containing the financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act, and

B. the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the issuer for the periods presented therein.

 /s/ Stanley D. Wong

Date: February 10th, 2003

EXHIBIT 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Terri DuMoulin, state and attest that:

(1) I am the Treasurer of Entheos Technologies, Inc. (the "issuer").

(2) Accompanying this certification is the Form 8-K, a periodic report (the "periodic report") filed by the issuer with the Securities Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), which contains financial statements.

(3) I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

a. the periodic report containing the financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act, and

b. the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the issuer for the periods presented therein.

/s/ Terri DuMoulin

Date: February 10th, 2003